UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (date of earliest event reported):
                                 August 15, 2002



                             TRIZEC PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)







           Delaware                     001-16765               33-0387846
-------------------------------  ------------------------  ---------------------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)

   1114 Avenue of the Americas, 31st Floor
                New York, NY                                  10036
-----------------------------------------------   ------------------------------
    (Address of principal executive offices)                (Zip Code)



                                  212-382-9300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.       Other Events

On August 15, 2002, Trizec Properties, Inc. issued a news release announcing the appointment of Timothy H. Callahan as president, chief executive officer and director and Casey Wold as chief operating officer and director and the resignation of Christopher Mackenzie as president, chief executive officer and director.


Item 7.       Financial Statements and Exhibits

(c)    Exhibit

Exhibit Number     Description
--------------     -----------

    99.1           News release dated August 15, 2002 of Trizec Properties, Inc.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      TRIZEC PROPERTIES, INC.



Dated:  August 15, 2002               By: /s/ Gregory Hanson
                                         --------------------------------------
                                      Name:   Gregory Hanson
                                      Title:  Executive Vice President and Chief
                                              Financial Officer







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